Exhibit 99.16


                                POWER OF ATTORNEY
                                -----------------

         Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998

                                               /s/ Edmund L. Benson, III
                                               -------------------------
                                                   Edmund L. Benson, III

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY
                                -----------------

         James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998


                                          /s/ James Ermer
                                          ---------------
                                              James Ermer

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY
                                -----------------

         William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998

                                    /s/ William H. Grigg
                                    --------------------
                                       William H. Grigg

                                                                   Exhibit 99.16


                                POWER OF ATTORNEY
                                -----------------

         Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998


                                             /s/ Thomas F. Keller
                                             --------------------
                                                 Thomas F. Keller

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY


         A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998


                                              /s/ A. Max Walker
                                              -----------------
                                                  A. Max Walker

                                                                   Exhibit 99.16



                                POWER OF ATTORNEY


         Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998

                                             /s/ Charles B. Walker
                                             ---------------------
                                                 Charles B. Walker

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY
                                -----------------

         Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio, and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998


                                             /s/ Thomas S. Word
                                             ------------------
                                             Thomas S. Word, Jr.

                                                                   Exhibit 99.16


                                POWER OF ATTORNEY
                                -----------------

         Richard H. Rose, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998


                                             /s/ Richard H. Rose
                                             -------------------
                                                 Richard H. Rose

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY
                                -----------------

         Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998



                                                 /s/ Carl E. Mundy, Jr.
                                                 -----------------------
                                                     Carl E. Mundy, Jr.

                                                                   Exhibit 99.16

                                POWER OF ATTORNEY
                                -----------------

         James B. Sommers, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco
E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  December 23, 1998



                                             /s/ James B. Sommers
                                             --------------------
                                                James. B. Sommers